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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 18, 1999


                              IBS INTERACTIVE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      0-24073                  13-3817344
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


 2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY           07927
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


Registrant's telephone number, including area code:  (973) 285-2600




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ITEM 5.       OTHER EVENTS.

              The Registrant hereby incorporates by reference the contents of the press release of the Registrant, dated June 18, 1999, filed herewith as
Exhibit 99.1.

ITEM 7.       EXHIBITS.

              The following exhibit is included as part of this Report:

              99.1  Press release of IBS Interactive, Inc., dated June 18,
              1999.




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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IBS INTERACTIVE, INC.



Date: July 29, 1999       By: /s/ Nicholas R. Loglisci, Jr.
                              ---------------------------------------------
                              Name: Nicholas R. Loglisci, Jr.
                              Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

   99.1          Press release of IBS Interactive, Inc., dated June 18, 1999.